   As Filed with the Securities and Exchange Commission on August 16, 1995.
                                        Registration No. 33-__________________
==============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                             ---------------------
                                 SYSTEMED INC.
               (Exact Name of Registrant as Specified in Charter)


             Delaware                                    95-2544661
 (State or Other Jurisdiction of                      (I.R.S. Employer
  Incorporation or Organization)                     Identification No.)

                          ____________________________

                        970 West 190th Street, Suite 400
                              Torrance, CA  90502
                    (Address of Principal Executive Offices)
                          ____________________________

                        1993 Employee Stock Option Plan
                            (Full Title of the Plan)
                          ____________________________

                                 Kenneth J. Kay
                         Senior Vice President, Finance
                               and Administration
                                 Systemed Inc.
                        970 West 190th Street, Suite 400
                              Torrance, CA  90502
                                 (310) 538-5300
                      (Name, Address and Telephone Number,
                   Including Area Code, of Agent for Service)
                          ____________________________


========================================================================================================================
                                                  CALCULATION OF REGISTRATION FEE
========================================================================================================================
                                                            Proposed                Proposed
                                      Amount                 Maximum                 Maximum
              Title of                to be              Offering Price             Aggregate              Amount of
    Securities to be Registered     Registered            Per Share(1)           Offering Price         Registration Fee
------------------------------------------------------------------------------------------------------------------------
Common Stock, par value
  $.001 per share   . . . . . . . . 1,000,000               $6.5625                $6,562,500               $2,263
========================================================================================================================

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(h) and based on the average of the high and low sales prices of the Common Stock of Systemed Inc. on August 11, 1995.

                           INCORPORATION BY REFERENCE

                 The contents of the Form S-8 Registration Statement (File No. 33-77432) previously filed by Systemed Inc. with the Securities and Exchange Commission are hereby incorporated herein by reference.

                                    EXHIBITS

                 3.1      Certificate of Incorporation *

                 3.2      Bylaws *

                 5.1      Opinion of Hewitt & McGuire

                 23.1     Consent of Ernst & Young LLP

                 23.2     Consent of Hewitt & McGuire (included in Exhibit 5.1)
----------
* Filed as Exhibits 4.1 and 4.2 to the Registrant's Registration Statement on Form S-8 (File No. 33-77432), such previously filed exhibits being incorporated herein by this reference.


                                   SIGNATURES

                 Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Torrance, State of California, on this 15th day of August, 1995.

                                        SYSTEMED INC.


                                        By: /s/ Sam Westover
                                            ---------------------------------
                                                Sam Westover
                                                President and Chief Executive
                                                Officer

                               POWER OF ATTORNEY

                 Each person whose signature appears below authorizes Sam Westover and Kenneth J. Kay, and either of them, with full power of substitution and resubstitution, his or her true and lawful attorneys-in-fact, for him or her in any and all capacities, to sign any amendments (including post-effective amendments) to the Registration Statement and to file the same with Exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

                 Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of August 10, 1995.

Signature                                          Title                                Date
---------                                          -----                                ----
 /s/ Sam Westover                          President, Chief Executive              August 10, 1995
-------------------------------------      Officer and Director
     Sam Westover                          (principal executive officer)


 /s/ J. Roberts Fosberg                    Chairman of the Board                   August 11, 1995
-------------------------------------      and Director
     J. Roberts Fosberg

 /s/ Kenneth J. Kay                        Senior Vice President, Finance          August 11, 1995
-------------------------------------      and Administration
     Kenneth J. Kay                        (principal financial and
                                           principal accounting officer)


 /s/ John E. Flood, Jr.                    Vice Chairman of the Board              August 11, 1995
-------------------------------------
     John E. Flood, Jr.

                                           Director                                August __, 1995
-------------------------------------
     Ronald P. Arrington

 /s/ James F. Doherty                      Director                                August 10, 1995
-------------------------------------
     James F. Doherty

 /s/ Frederick M. Myers                    Director                                August 10, 1995
-------------------------------------
     Frederick M. Myers

 /s/ Jon C. Thorson, M.D.                  Director                                August 11, 1995
-------------------------------------
     Jon C. Thorson, M.D.

 /s/ Craig L. McKnight                     Director                                August 10, 1995
-------------------------------------
     Craig L. McKnight

                                 EXHIBIT INDEX

                                                                                               Sequentially
Exhibit Number                                     Exhibit                                    Numbered Page
--------------                                     -------                                    -------------
         3.1              Certificate of Incorporation of the Registrant          Incorporated by Reference

         3.2              Bylaws of the Registrant                                Incorporated by Reference

         5.1              Opinion of Hewitt & McGuire

         23.1             Consent of Ernst & Young LLP

         23.2             Consent of Hewitt & McGuire (included in Exhibit 5.1)

         24.1             Power of Attorney (contained on Signature Page)


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